                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Yield Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                          SERIES 231
FLORIDA INSURED MUNICIPALS INCOME TRUST                             SERIES 161
MICHIGAN INSURED MUNICIPALS INCOME TRUST                            SERIES 189
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                          SERIES 153
OHIO INSURED MUNICIPALS INCOME TRUST                                SERIES 136
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                        SERIES 297
INVESTMENT GRADE MUNICIPAL TRUST                                    SERIES 52
INVESTMENT GRADE MUNICIPAL TRUST                                    SERIES 53
INSURED MUNICIPALS INCOME TRUST DISCOUNT                            SERIES 17
INSURED MUNICIPALS INCOME TRUST                                     SERIES 498
INSURED MUNICIPALS INCOME TRUST LIMITED                             SERIES 98
INSURED MUNICIPAL LADDERED TRUST                                    SERIES 13
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE             SERIES 9
LONG TERM INVESTMENT GRADE TRUST                                    SERIES 26
LONG TERM INVESTMENT GRADE TRUST                                    SERIES 27
MARYLAND INVESTORS' QUALITY TAX EXEMPT TRUST                        SERIES 92
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                        SERIES 96
ROLLING TREASURY PORTFOLIO                                          SERIES 1
INVESTMENT GRADE TRUST                                              SERIES 20
VK INSURED INCOME TRUST                                             SERIES 128
VAN KAMPEN INSURED LADDERED TRUST                                   SERIES 4
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                             SERIES 17
SELECT S AND P GREATER CHINA PICKS PORTFOLIO                        SERIES 2
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                  SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                  SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                  SERIES 1
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                                  SERIES 2
DIVIDEND INCOME AND VALUE PORTFOLIO                                 SERIES 51
DOW 30 INDEX TRUST                                                  SERIES 19
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                    JANUARY 2005 SERIES
EAFE STRATEGIC 20 TRUST                                             SERIES 51
ENHANCED INDEX STRATEGIES PORTFOLIO                                 SERIES 51
ENERGY PORTFOLIO                                                    SERIES 13
FINANCIAL INSTITUTIONS TRUST                                        SERIES 25
SELECT 5 INDUSTRIAL PORTFOLIO                                       SERIES 51
FOCUS VALUE PORTFOLIO                                               SERIES 14
VK GREAT INTERNATIONAL FIRMS TRUST                                  SERIES 25
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                               SERIES 51
VK HEALTHCARE AND PHARMACEUTICAL TRUST                              SERIES 30
STRATEGIC GROWTH LARGE CAP PORTFOLIO                                SERIES 51
STRAT CLSD END TR SEN LOAN AND LTD DUR                              SERIES 3
MORGAN STANLEY TECHNOLOGY INDEX PORTFOL                             SERIES 32
COHEN AND STEERS MASTER INCOME PORTFOLI                             SERIES 2
NASDAQ STRATEGIC 10 TRUST                                           SERIES 51
MORGAN STANLEY US MULTINATL 50 INDEX POO                            SERIES 17
S AND P POWERPICKS PORTFOLIO                                        SERIES 51
PREFERRED SECURITIES PORTFOLIO                                      SERIES 6
S AND P SELECT CORE 20 PORTFOLIO                                    SERIES 51
SELECT S AND P INDUSTRIAL PORTFOLIO                                 SERIES 51
MORGAN STANLEY TECHNOLOGY INDEX PORTFOL                             SERIES 51
VK UTILITY TRUST                                                    SERIES 17
COHEN AND STEERS REIT INCOME PORTFOLIO                              SERIES 14
SELECT GROWTH TRUST                                        JANUARY 2005 SERIES